UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

Amendment # 1 to
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

May 1, 2006
Date of Report (Date of earliest event reported)

TRUSTMARK CORPORATION
(Exact name of registrant as specified in its charter)

Mississippi	0-3683	64-0471500
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

248 East Capitol Street, Jackson, Mississippi	39201
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (601) 208-5111

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☑ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This Amendment No. 1 to Current Report on Form 8-K dated May 1, 2006, is filed solely to indicate that the filing also constitutes a written communication pursuant to Rule 425 under the Securities Act of 1933 and to add additional disclosures required by Rule 425 and other related rules. This Amendment No. 1 is filed pursuant to the provisions of Rule 165(e) under the Securities Act of 1933.

Filed by Trustmark Corporation pursuant to
Rules 165 and 425 under the Securities Act of 1933
and deemed filed pursuant to Rule 14a-12
under the Securities Exchange Act of 1934

Subject Company: Republic Bancshares of Texas, Inc.

Important Information

In connection with the proposed merger of Republic Bancshares of Texas, Inc. with and into Trustmark Corporation, Trustmark intends to file a registration statement containing a proxy statement/prospectus with the Securities and Exchange Commission. Prospective investors are urged to read the registration statement and the proxy statement/prospectus as it will contain important information. Prospective investors may obtain free copies of the registration statement and the proxy statement/prospectus, as well as other filings containing information about Trustmark, without charge, at the SEC’s Web site (www.sec.gov). Copies of Trustmark’s SEC filings may also be obtained from Trustmark without charge at Trustmark’s website (www.trustmark.com) or by directing a request to Trustmark at (601)208-6898.

Trustmark and its directors and executive officers and other members of management and employees are potential participants in the solicitation of proxies in respect of the proposed merger. Information regarding Trustmark’s directors and executive officers is available in Trustmark’s 2005 Annual Report on Form 10-K filed with the SEC on March 15, 2006 and Trustmark’s proxy statement for its 2006 annual meeting of stockholders, filed with the SEC on April 7, 2006. Additional information regarding the interests of such potential participants will be included in the registration statement and proxy statement/prospectus to be filed with the SEC by Trustmark in connection with the proposed merger and in other relevant documents filed by Trustmark with the SEC.

Item 7.01 Regulation FD Discolsure
Trustmark Corporation Chairman and CEO Richard G. Hickson will address analysts and investors attending the Gulf South Bank Conference at The Ritz-Carlton Buckhead Hotel in Atlanta, Georgia, on Monday, May 1, 2006 beginning at 4:05 p.m. Eastern Time.

Interested parties may access a live listen-only webcast of Hickson’s comments and follow his slide presentation by visiting the Investor Relations section at www.trustmark.com and selecting the webcasts/presentations tab. The presentation will be archived and available until May 16, 2006.

Trustmark is a financial services company providing banking and financial solutions through over 145 offices and 2,600 associates in Florida, Mississippi, Tennessee and Texas.

Trustmark’s investor contacts are Zach Wasson, Executive Vice President and Chief Financial Officer (601-208-6816), and Joseph Rein, First Vice President (601-208-6898). Trustmark’s media contact is Gray Wiggers, Senior Vice President (601-208-5942).

Item 9.01    Financial Statements and Exhibits

(d) The following exhibit is filed as part of this Form 8-K:

Exhibit No.	Description
99.1	Presentation to the Gulf South Bank Conference by Richard G. Hickson on May 1, 2006 (previously filed)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRUSTMARK CORPORATION

BY:	/s/ Louis E. Greer
Louis E. Greer
Chief Accounting Officer

DATE:	May 18, 2006

EXHIBIT INDEX

99.1  Presentation to the Gulf South Bank Conference by Richard G. Hickson on May 1, 2006 (previously filed)